ALLIANCE SHORT-TERM MULTI-MARKET TRUST

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                   ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

December 1, 1997

Dear Shareholder:

This annual report provides you with market activity and investment results for Alliance Short-Term Multi-Market Trust for the period ended October 31, 1997.

Global bond markets posted solid returns over the past six months. Lower global bond yields and a convergence in spreads in European and Dollar Bloc markets pushed bond prices higher and helped non-core markets to outperform core markets. Data released indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil, which started in Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. Rate hikes in Europe, budgetary problems in Italy, and potential European Monetary Union (EMU) participation by the U.K., also contributed to increased volatility.

INVESTMENT RESULTS
As you can see from the following chart, Alliance Short-Term Multi-Market Trust Class A shares achieved a total return of 2.60% at net asset value (NAV) during the six month period and 6.20% at NAV for the 12 month period ended October 31, 1997. For comparison, we have shown the performance for the short maturity U.S. Government bond market, represented by the unmanaged Merrill Lynch 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 32 funds for the 12 month period ended October 31, 1997. The Lipper peer group has generally similar investment objectives to Short-Term Multi-Market Trust, although investment policies for the various funds--particularly the average maturities of their portfolios--may differ significantly. Alliance Short-Term Multi-Market Trust underperformed the Merrill Lynch 1-3 Year Government Bond Index during the six month period ended October 31, 1997 due to the U.S. bond market rally which resulted in significantly lower interest rates. Our underweight position in the U.S. market and the falling U.S. interest rate environment affected our performance.

INVESTMENT RESULTS*
Period Ended October 31, 1997
                                                  TOTAL RETURN
                                            6 MONTHS      12 MONTHS
                                          -----------    -----------
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
   Class A                                    2.60%          6.20%
   Class B                                    2.22%          5.42%
   Class C                                    2.22%          5.42%

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND
   INDEX                                      4.13%          6.49%

LIPPER SHORT WORLD MULTI-MARKET INCOME
   FUNDS AVERAGE                              3.00%          5.02%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1997. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX REPRESENTS THE SHORT MATURITY U.S. GOVERNMENT BOND MARKET. THE UNMANAGED LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS. BOTH INDICES HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of October 31, 1997, the Fund's total investments based on issuing country were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

COUNTRY               PORTFOLIO %
-------               -----------
United States            25.62%
Germany                  14.84%
Italy                    10.14%
Denmark                   8.40%
New Zealand               7.63%
Sweden                    5.56%
Norway                    5.15%
Spain                     5.03%
Mexico                    4.95%
Poland                    3.87%
France                    3.54%
Australia                 2.79%
The Netherlands           2.48%


1



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ECONOMIC REVIEW
Throughout the second quarter, economic growth and inflation were well contained worldwide. U.S. Gross Domestic Product (GDP) growth slowed from the 4.9% robust pace of the first quarter to 3.3% in the second quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined, and housing activity slowed.

The economy continued at a healthy pace during the third quarter. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. In October, the unemployment rate dropped to 4.7%, the lowest level in 24 years, as the economy added a larger-than-expected 284,000 jobs. GDP growth for the third quarter was 3.5%.

During the period, inflation remained well-behaved with consumer prices advancing 2.2% between October 1996 and October 1997. Wholesale inflation, as measured by the Producer Price Index (PPI), fell for an unprecedented seven months in a row before finally showing an increase in the past three months. Overall, producer prices are down 0.2% on an annual basis from October 1996 through October 1997. The Federal Reserve made no change to monetary policy during the period despite growth remaining above trend levels. Improving inflation fundamentals, a strong dollar and currency devaluations in Southeast Asia, argued against an increase in official U.S. interest rates.

In Japan, economic problems continued to prevail, and the latest government plan offered little help for the ailing Japanese economy. The April consumption tax hike continues to negatively affect consumer spending as evidenced by a weak Tankan report on business confidence. Growth prospects in Japan have been further jeopardized by over-reliance on an increase in exports to the Southeast and North Asia region. With the recent economic and financial crisis in these regions, Asian GDP growth will slow further, thus negatively impacting Japanese growth rates.

In Canada, strong growth and low budget deficits, together with stable U.S. monetary policy, allowed Canada to delay interest rate hikes. In Australia and New Zealand, high unemployment, lower Asian demand for their exports, and good inflation performance, set the stage for the Reserve Banks of Australia and New Zealand to lower interest rates.

Stronger growth, and increasing import price inflation in Germany, set the tone for European markets. The Bundesbank's continued concern about inflation resulted in the Bundesbank's larger-than-expected rate hike in October. The Bundesbank raised interest rates 30 basis points, indicating that it was necessary to move core European official rates in-line with what is expected to be the necessary European average rate for EMU. This increase led to subsequent rate increases throughout the other core European countries of France, Denmark and the Netherlands.

INVESTMENT OUTLOOK
In the U.S., recent slowing in employment gains and soft retail sales suggest slower growth towards year-end and early 1998. The currency devaluations and economic slowing in Southeast Asia will also temper U.S. growth. We anticipate 3.5% GDP growth for 1997. We expect interest rates to stabilize at somewhat higher levels and to settle back into our anticipated 5.75%-6.75% range on the U.S. 30-year bond. The healthy U.S. economy will continue to cycle gently between stronger and weaker periods of growth. Given the prolonged period of strong capacity utilization and employment gains, and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is a small but measurable risk that the Federal Reserve will raise interest rates as a precautionary measure. The U.S. dollar should appreciate against the yen, but remain range bound against European currencies.

Globally, we do not expect any of the world's three major central banks--the U.S. Federal Reserve, the Bank of Japan or the German Bundesbank--to increase rates again before year-end as they assess the impact of the Asian crisis on future growth. Thus, global government bonds will generate positive returns through year-end and early 1998.

In Europe, we continue to forecast a timely start to European Monetary Union, with broad membership including Italy and Spain. Accordingly, we expect that stronger growth prospects will be balanced by tighter monetary policy, where necessary, and fiscal restraint will prevail in most countries. The Bundesbank has started the process of official rate convergence in Europe. In Australia and New Zealand, further interest rate cuts are expected as sluggish domestic demand and weak trade partners (Japan and Southeast Asia) will delay a full economic recovery. We expect the Bank of Canada to raise interest rates before year-end to better reflect underlying economic fundamentals.


2



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

In Poland, the newly elected Solidarity Government took power in October. Initial signs are that the new cabinet will continue with the important economic reforms initiated under the previous leadership. We remain confident that the new government can weather any pressures resulting from the recent volatility in emerging markets. The strength of Poland's economic fundamentals is underscored by the fact that it is clearly acting as a local-currency safe-haven for investors in the region.

The Mexican economy continues to perform strongly, and attention will focus on the 1998 budget. Although the Mexican peso fell victim to the currency crisis prevailing in Southeast Asia, economic fundamentals remain strong, and we continue to believe that Mexico will grow 5%-6% annually through 2000.

In Southeast Asia, the near-term outlook is bleak. The unfolding adjustments for these countries involve much weaker currencies, higher interest rates, lower stock prices, numerous bankruptcies, banking-sector consolidation and slower growth. Financial markets in this region will remain under intense pressure as policy makers grapple with appropriate responses to the economic crisis. The International Monetary Fund's decision to step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability to this region. Long-term, we are optimistic about the investment value in this region since favorable fundamentals are still in place. We will be monitoring developments in this region for opportunities in the upcoming periods.

Thank you for your continued interest and investment in Alliance Short-Term Multi-Market Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

Alliance Short-Term Multi-Market Trust seeks the highest level of current income consistent with investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. dollar denominated securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       6.20%          1.73%
Five Years                     4.04%          3.14%
Since Inception*               5.95%          5.41%
SEC Yield**                    4.80%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.42%          2.47%
Five Years                     3.26%          3.26%
Since Inception*(a)            4.72%          4.72%
SEC Yield**                    4.27%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.42%          4.43%
Since Inception*               3.13%          3.13%
SEC Yield**                    4.32%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/5/89, Class A; 2/5/90, Class B; 5/3/93, Class C.
**   Yields are for the 30 days ended October 31, 1997.
(a)  Assumes conversion of Class B shares into Class A shares after 6 years.


4



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ALLIANCE SHORT-TERM MULTI-MARKET TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/89* TO 10/31/97

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX: $18,106

LIPPER SHORT-WORLD MULTI-MARKET INCOME FUNDS AVERAGE: $16,524

SHORT-TERM MULTI-MARKET TRUST: $15,509

$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$10,000

5/31/89   10/31/89   10/31/90   10/31/91   10/31/92   10/31/93   10/31/94
10/31/95   10/31/96   10/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Short-Term Multi-Market Trust Class A shares (from 5/31/89 to 10/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

The Lipper Short-World Multi-Market Income Funds Average reflects performance of 33 funds. These funds have generally similar investment objectives to Alliance Short-Term Multi-Market Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Short-Term Multi-Market Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Short-Term Multi-Market Trust
Merrill Lynch 1-3 Year Government Bond Index
Lipper Short-World Multi-Market Income Funds Average


*  Month-end nearest to Fund's Class A share inception date of 5/5/89.


5



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-2.8%
GOVERNMENT OBLIGATION-2.8%
Republic of Australia
  7.00%, 4/15/00 (a)
  (cost $15,230,632)                    AU$      20,000      $14,641,665

DENMARK-8.4%
GOVERNMENT OBLIGATION-8.4%
Kingdom of Denmark
  9.00%, 11/15/98 (a)
  (cost $54,596,699)                    DKK     277,000       44,112,439

FRANCE-3.5%
GOVERNMENT OBLIGATION-3.5%
Government of France
  7.75%, 4/12/00 (a)
  (cost $17,884,433)                    FRF     100,000       18,594,324

GERMANY-14.8%
DEBT OBLIGATIONS-7.5%
Bayerische Landesbank
  6.00%, 10/15/98 (a)                   US$      20,000       20,014,000
Bremer Landesbank
  6.38%, 12/29/99 (a)                            19,500       19,646,250
                                                             ------------
                                                              39,660,250

GOVERNMENT OBLIGATION-7.3%
Government of Germany
  5.75%, 8/22/00 (a)                    DEM      64,000       38,225,573
Total German Securities
  (cost $77,229,178)                                          77,885,823

ITALY-10.1%
GOVERNMENT OBLIGATION-10.1%
Republic of Italy
  6.00%, 2/15/00 (a)
  (cost $50,571,339)                    ITL  89,000,000       53,220,056

MEXICO-4.9%
GOVERNMENT OBLIGATIONS-4.9%
Mexican Treasury Bills
  20.05%, 9/24/98 (a)(b)                MXP      48,506        4,798,487
  23.30%, 2/04/98 (a)(b)                         94,888       10,631,804
  23.70%, 4/02/98 (a)(b)                         97,377       10,562,327
Total Mexican Securities
  (cost $28,159,713)                                          25,992,618

NETHERLANDS-2.5%
DEBT OBLIGATION-2.5%
Arkaig Finance FRN
  5.658%, 3/19/99 (a)
  (cost $12,999,016)                    US$      13,000       12,998,700

NEW ZEALAND-7.6%
DEBT OBLIGATION-4.7%
International Bank For
  Reconstruction & Development
  7.00%, 9/18/00 (a)                    NZ$      39,600       24,570,641

GOVERNMENT OBLIGATION-2.9%
Government of New Zealand
  6.50%, 2/15/00 (a)                             25,060       15,470,978
Total New Zealand Securities
  (cost $41,097,393)                                          40,041,619

NORWAY-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Norway
  9.00%, 1/31/99 (a)
  (cost $29,268,034)                    NOK     180,000       27,042,241

POLAND-3.9%
GOVERNMENT OBLIGATION-3.9%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $20,833,379)                    PLN      86,000       20,289,584

SPAIN-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of Spain
  6.75%, 4/15/00 (a)
  (cost $25,260,748)                    ESP   3,705,000       26,396,680

SWEDEN-5.5%
GOVERNMENT OBLIGATION-5.5%
Kingdom of Sweden
  10.25%, 5/05/00 (a)
  (cost $28,778,269)                    SEK     198,000       29,176,276


6



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED STATES-25.5%
COMMERCIAL PAPER-6.9%
Abbey National Plc.
  5.55%, 4/27/98 (a)(b)                 US$      18,500     $ 17,995,181
Toronto Dominion Bank
  5.57%, 1/26/98 (a)(b)                          18,500       18,253,837
                                                            -------------
                                                              36,249,018

CERTIFICATE OF DEPOSIT-4.6%
Rabobank FRN
  6.42%, 2/23/98 (a)                             25,000       24,552,000

GOVERNMENT AGENCY OBLIGATION-4.2%
FNMA Global
  7.00%, 9/26/00 (a)                    NZ$      36,000       22,343,671

DEBT OBLIGATION-2.9%
Federal Business Development Bank
  6.38%, 5/21/99 (a)                    US$      15,000       15,124,035

TIME DEPOSITS-6.9%
Dresdner Bank
  5.65%, 11/03/97                       US$       9,000        9,000,000
Rabobank
  5.56%, 11/03/97                                 9,000        9,000,000
Union Bank of Switzerland
  5.63%, 11/03/97                                 9,200        9,200,000
Wachovia Bank
  5.57%, 11/03/97                                 9,000        9,000,000
                                                              36,200,000
Total United States Securities
  (cost $134,759,470)                                        134,468,724

TOTAL INVESTMENTS-99.6%
  (cost $536,668,303)                                        524,860,749
Other assets less liabilities-0.4%                             2,201,187

NET ASSETS-100%                                             $527,061,936


(a) Securities, or portion thereof, with an aggregate market value of $488,660,749 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary of terms:
     FNMA - Federal National Mortgage Association.
     FRN  - Floating Rate Note.

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $536,668,303)         $524,860,749
  Cash, at value (cost $26,560)                                         26,664
  Receivable for capital stock sold                                 14,664,966
  Interest receivable                                               11,087,911
  Total assets                                                     550,640,290

LIABILITIES
  Payable for capital stock redeemed                                19,067,751
  Unrealized depreciation of forward exchange currency contracts     2,633,553
  Dividend payable                                                   1,195,406
  Advisory fee payable                                                 250,030
  Distribution fee payable                                             201,715
  Accrued expenses                                                     229,899
  Total liabilities                                                 23,578,354

NET ASSETS                                                        $527,061,936

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    694,019
  Additional paid-in capital                                       614,356,550
  Undistributed net investment income                                2,217,645
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (75,868,122)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (14,338,156)
                                                                  $527,061,936

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($434,273,084/
    57,183,737 shares of capital stock issued and outstanding )          $7.59
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $7.93

  CLASS B SHARES
  Net asset value and offering price per share ($86,785,006/
    11,427,581 shares of capital stock issued and outstanding )          $7.59

  CLASS C SHARES
  Net asset value and offering price per share ($6,003,846/
    790,568 shares of capital stock issued and outstanding)              $7.59


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997              ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $13,706)              $46,946,057

EXPENSES
  Advisory fee                                        $3,297,775
  Distribution fee - Class A                           1,225,436
  Distribution fee - Class B                           1,832,201
  Distribution fee - Class C                              78,809
  Transfer agency                                      1,534,442
  Custodian                                              513,112
  Printing                                               167,527
  Administrative                                         151,378
  Audit and legal                                        132,241
  Registration                                            81,786
  Directors' fees                                         19,755
  Miscellaneous                                           14,067
  Total expenses                                       9,048,529
  Less: expense offset arrangement (see Note B)          (74,240)
  Net expenses                                                       8,974,289
  Net investment income                                             37,971,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                        (893,134)
  Net realized gain on foreign currency transactions                15,841,118
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                    (14,553,531)
    Foreign currency denominated assets and liabilities             (1,869,387)
  Net loss on investments and foreign currency transactions         (1,474,934)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $36,496,834


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                                   YEAR ENDED     YEAR ENDED
                                                   OCTOBER 31,    OCTOBER 31,
                                                       1997           1996
                                                  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 37,971,768   $  55,591,338
  Net realized gain on investments and
    foreign currency transactions                   14,947,984      11,274,542
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                (16,422,918)     21,264,259
  Net increase in net assets from operations        36,496,834      88,130,139

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (26,750,517)    (29,452,332)
    Class B                                        (10,757,851)    (33,967,382)
    Class C                                           (463,400)       (524,790)
  Distributions in excess of net
    investment income
    Class A                                         (5,444,465)             -0-
    Class B                                         (2,290,363)             -0-
    Class C                                            (99,203)             -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (133,313,290)   (201,779,228)
  Total decrease                                  (142,622,255)   (177,593,593)

NET ASSETS
  Beginning of year                                669,684,191     847,277,784
  End of year (including undistributed net
    investment income of $2,217,645)             $ 527,061,936   $ 669,684,191


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on February 17, 1989 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)    ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .55 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $151,378 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,009,580 for the year ended October 31, 1997.

In addition, for the year ended October 31, 1997, the Fund's expenses were reduced by $74,240 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operation exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $15,064 from the sale of Class A shares and $45,613, and $4,299 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended October 31, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $25,420,759 and $1,475,235 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement remains in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $530,871,557 and $580,208,797, respectively, for the year ended October 31, 1997. There were purchases of $49,753,906 and sales of $99,605,469 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was $537,699,201. Accordingly, gross unrealized appreciation of investments was $5,699,801 and gross unrealized depreciation of investments was $18,538,253, resulting in net unrealized depreciation of $12,838,452 (excluding foreign currency transactions).


12



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

At October 31, 1997, the Fund had a capital loss carryforward of $75,868,122 of which $35,161,555 expires in the year 2001, $20,009,696 expires in the year 2002, $19,803,737 expires in the year 2003, and $893,134 expires in the year 2004.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                  U.S $
                                                  CONTRACT      VALUE ON        U.S. $        UNREALIZED
                                                   AMOUNT     ORIGINATION       CURRENT      APPRECIATION
                                                   (000)          DATE           VALUE      (DEPRECIATION)
                                               ------------   ------------   ------------   --------------
FORWARD EXCHANGE CURRENCY BUY CONTRACTS
Deutsche Marks, expiring 11/07/97                   37,450    $21,336,134    $21,720,947       $384,813
Indonesian Rupiah, expiring 1/16/98             40,944,500     16,237,760     11,077,308     (5,160,452)
Norwegian Kroner, expiring 11/03/97                189,422     26,235,172     27,028,030        792,858

FORWARD EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollars, expiring 11/10/97-11/14/97      20,938     15,355,323     14,726,170        629,153
French Francs, expiring 11/06/97                   140,281     23,592,425     24,335,644       (743,219)
Deutsche Marks, expiring 11/07/97-11/25/97         218,835    124,138,375    127,033,498     (2,895,123)
Indonesian Rupiah, expiring 1/16/98             40,944,500     15,885,970     11,077,308      4,808,662
Italian Lira, expiring 11/24/97                 88,961,436     51,353,039     52,500,411     (1,147,372)


13



NOTES TO FINANCIAL STATEMENTS (CONT.)    ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

                                                          U.S. $
                                           CONTRACT      VALUE ON        U.S. $       UNREALIZED
                                            AMOUNT     ORIGINATION      CURRENT      APPRECIATION
                                             (000)         DATE          VALUE      (DEPRECIATION)
                                          ----------   ------------   ------------   -------------
New Zealand Dollars, expiring 11/10/97      100,597    $64,795,293    $62,616,713    $ 2,178,580
Norwegian Kroner, expiring 11/03/97         189,422     26,729,319     27,028,030       (298,711)
Spanish Pesetas, expiring 11/06/97           60,000        401,177        411,758        (10,581)
Swedish Krona, expiring 12/04/97            225,599     29,645,035     30,052,743       (407,708)
Swiss Francs, expiring 12/08/97              34,445     23,903,262     24,667,715       (764,453)
                                                                                     ------------
                                                                                     $(2,633,553)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.


14



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at October 31, 1997.

NOTE E: CAPITAL STOCK
There are 3,600,000,000 shares of $.01 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each Class consists of 1,200,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           20,007,841     1,644,560   $ 154,082,776   $  14,914,054
Shares issued in
  reinvestment of
  dividends            1,857,373     1,871,073      14,312,559      14,187,089
Shares converted
  from Class B        17,843,352    18,067,959     136,483,754     135,505,124
Shares redeemed      (32,561,526)  (14,414,336)   (249,890,813)   (109,253,251)
Net increase           7,147,040     7,169,256   $  54,988,276   $  55,353,016

CLASS B
Shares sold              803,873     1,642,627   $   6,210,307   $  12,447,906
Shares issued in
  reinvestment of
  dividends              796,386     1,874,160       6,151,796      14,192,671
Shares converted
  to Class A         (17,843,352)  (18,067,959)   (136,483,754)   (135,505,124)
Shares redeemed       (7,683,116)  (20,143,299)    (60,265,644)   (154,702,486)
Net decrease         (23,926,209)  (34,694,471)  $(184,387,295)  $(263,567,033)

CLASS C
Shares sold              206,061     1,298,950   $   1,587,233   $   9,914,742
Shares issued in
  reinvestment of
  dividends               19,194        25,478         148,090         193,464
Shares redeemed         (733,128)     (482,972)     (5,649,594)     (3,673,417)
Net increase(decrease)  (507,873)      841,456   $  (3,914,271)  $   6,434,789


15



FINANCIAL HIGHLIGHTS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ----------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  ----------
Net asset value, beginning of year             $7.73          $7.47        $8.71        $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .51(a)         .60(a)       .46(a)       .93          .92
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.04)           .35         (.98)        (.86)        (.32)
Net increase (decrease) in net asset
  value from operations                          .47            .95         (.52)         .07          .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.56)          (.69)          -0-          -0-        (.60)
Distributions in excess from net
  investment income                             (.05)            -0-          -0-          -0-          -0-
Tax return of capital                             -0-            -0-        (.72)        (.61)          -0-
Total dividends and distributions               (.61)          (.69)        (.72)        (.61)        (.60)
Net asset value, end of year                   $7.59          $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value (b)                               6.20%         13.23%       (5.74)%        .84%        6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $434,273       $386,545     $320,333     $593,677     $953,571
Ratio to average net assets of:
  Expenses                                      1.28%(c)       1.29%        1.23%        1.13%        1.16%
  Net investment income                         6.54%          7.85%        7.39%        7.28%        8.26%
Portfolio turnover rate                          172%           208%         230%         109%         182%


See footnote summary on page 18.


16



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ----------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -------------  -----------  ----------  -----------  -----------
Net asset value, beginning of year             $7.73         $7.47        $8.71         $9.25        $9.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)        .54(a)       .41(a)        .94          .87
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.04)          .35         (.99)         (.93)        (.34)
Net increase (decrease) in net asset
  value from operations                          .41           .89         (.58)          .01          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)         (.63)          -0-           -0-        (.53)
Distributions in excess from net
  investment income                             (.10)           -0-          -0-           -0-          -0-
Tax return of capital                             -0-           -0-        (.66)         (.55)          -0-
Total dividends and distributions               (.55)         (.63)        (.66)         (.55)        (.53)
Net asset value, end of year                   $7.59         $7.73        $7.47         $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.42%        12.34%       (6.50)%         .12%        5.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $86,785      $273,109     $523,530    $1,003,633   $1,742,703
Ratio to average net assets of:
  Expenses                                      1.99%(c)      2.00%        1.95%         1.85%        1.87%
  Net investment income                         5.83%         7.14%        6.69%         6.58%        7.57%
Portfolio turnover rate                          172%          208%         230%          109%         182%


See footnote summary on page 18.


17



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            ------------------------------------------------------------------
                                                                                                 MAY 3,1993(D)
                                                            YEAR ENDED OCTOBER 31,                    TO
                                            ----------------------------------------------------  OCTOBER 31,
                                                1997          1996         1995         1994         1993
                                            -------------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $7.73         $7.47        $8.71        $9.25        $9.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)        .51(a)       .39(a)       .58          .28
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.04)          .38         (.97)        (.57)         .05
Net increase (decrease) in net asset
  value from operations                          .41           .89         (.58)         .01          .33

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)         (.63)          -0-          -0-        (.26)
Distributions in excess from net
  investment income                             (.10)           -0-          -0-          -0-          -0-
Tax return of capital                             -0-           -0-        (.66)        (.55)          -0-
Total dividends and distributions               (.55)         (.63)        (.66)        (.55)        (.26)
Net asset value, end of period                 $7.59         $7.73        $7.47        $8.71        $9.25

TOTAL RETURN
Total investment return based on net
  asset value(b)                                5.42%        12.35%       (6.49)%        .12%        3.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,004       $10,031       $3,416       $8,136       $5,538
Ratio to average net assets of:
  Expenses                                      1.99%(c)      1.98%        1.92%        1.83%        1.82%(e)
  Net investment income                         5.83%         7.15%        6.66%        6.50%        7.19%(e)
Portfolio turnover rate                          172%          208%         230%         109%         182%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.27%, 1.98% and 1.98% for Class A, B and C shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


18



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Short-Term Multi-Market Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Short-Term Multi-Market Trust, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19



                                         ALLIANCE SHORT-TERM MULTI-MARKET TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
F. JEANNE GOETZ, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
JOHN J. KELLEY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN AND CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


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ALLIANCE SHORT-TERM MULTI-MARKET TRUST
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New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMAR